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                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                           LIMITED POWER OF ATTORNEY

          NAMED REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM N-4, FORM N-6, FORM S-1 AND FORM S-3

The undersigned directors and officers of Genworth Life and Annuity Insurance Company, a Virginia corporation (the "Company"), hereby nominate and appoint Dennis R. Vigneau, Matthew P. Sharpe, Geoffrey S. Stiff, Paul A. Haley and Heather C. Harker, with full power to each of them to act in his or her name and in place of any and all capacities, to execute on behalf of the officers and directors of Company the following Registration Statements on Form N-4 and Form N-6 under the Securities Act of 1933 and the Investment Company Act of 1940, as well as Form S-1 and S-3 filed under the Securities Act of 1933 and to file any amendments and correspondence as such individuals deem necessary with the United States Securities and Exchange Commission:

    1. variable annuity contracts filed on Form N-4 (SEC File Nos. 033-17428, 033-76336, 033-76334, 333-62695, 333-63531, 333-96513, 333-31172,
       333-47732, 333-67904, 333-133425, 333-134457, 333-138258, 333-140575 and
       333-143407);

    2. variable life insurance policies filed on Form N-6 (SEC File Nos. 333-72572, 333-111213, 333-111440, 033-09651, 333-32071, 333-40820,
       333-41031, 333-82311, and 333-111208)

    3. guaranteed term option and market value adjustment annuity contracts filed on Form S-1 (SEC File Nos. 333-67902, 333-69620, 333-69786);

    4. secured medium-term notes filed on Form S-3 (SEC File No. 333-128718);
       and

    5. group guaranteed income annuity certificates filed on Form S-1 (SEC File No. 333-143494).

The above-named officers shall also have authority to file with the Securities and Exchange Commission all such pre-effective amendments, post-effective amendments, supplements, applications for exemption and other filings, submissions and communications relating to the above-named registration statements and applicable separate accounts, as well as authority to do and to perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Limited Power of Attorney shall supercede all previous powers given by the directors and officers of the Company with respect to the above-named registration statements for the purposes described herein and shall continue in full force and effect until this Limited Power of Attorney is amended or rescinded or superceded by further action of the officers and directors of the Company.

IN WITNESS WHEREOF, the undersigned in their capacity as directors and as the President, Chief Financial Officer and Controller of the Company have caused this Limited Power of Attorney to be executed in their respective name for the specified purpose described above as of July 18, 2007.

                        (SIGNATURES ON FOLLOWING PAGE)

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                                              GENWORTH LIFE AND ANNUITY
                                                INSURANCE COMPANY

                                              By: /s/ Pamela S. Schutz
                                                  -----------------------------
                                                  Pamela S. Schutz
                                                  Chairperson of the Board,
                                                  President and Chief Executive
                                                  Officer

                                              By: /s/ William C. Goings, II
                                                  -----------------------------
                                                  William C. Goings, II
                                                  Director and Senior Vice
                                                  President

                                              By: /s/ Paul A. Haley
                                                  -----------------------------
                                                  Paul A. Haley
                                                  Director and Senior Vice
                                                  President and Chief Actuary

                                              By: /s/ Scott R. Lindquist
                                                  -----------------------------
                                                  Scott R. Lindquist
                                                  Director and Vice President

                                              By: /s/ Victor C. Moses
                                                  -----------------------------
                                                  Victor C. Moses
                                                  Director and Vice President

                                              By: /s/ Leon E. Roday
                                                  -----------------------------
                                                  Leon E. Roday
                                                  Director and Senior Vice
                                                  President

                                              By: /s/ Geoffrey S. Stiff
                                                  -----------------------------
                                                  Geoffrey S. Stiff
                                                  Director and Senior Vice
                                                  President

                                              By: /s/ Dennis R. Vigneau
                                                  -----------------------------
                                                  Dennis R. Vigneau
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                              By: /s/ Jac J. Amerell
                                                  -----------------------------
                                                  Jac J. Amerell
                                                  Vice President and Controller